UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2008 (November 21, 2008)

MIP SOLUTIONS, INC.
(Exact name of Registrant as specified in its charter)

Nevada	333-141927	20-4047619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

421 West Wakara Suite 203 Salt Lake City, UT 84108
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 583-0195

1005 Terminal Way Suite 110 Reno, NV 89502
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In November 2008, the Company’s current management team, following discussions with its Board of Directors and its auditors, concluded that the previously filed audited financial statements and other financial information as of and for the year ended December 31, 2007, issued with the Company’s Form 10-KSB filed with the Commission on March 31, 2008 should no longer be relied upon.

The Company’s financial statements dated March 31, 2008, also contained an error in the recognition of a license fee payable and license fee asset. The error was corrected in the Company’s quarterly report on Form 10-Q filed with the Commission on November 19, 2008. The effect of the correction was to increase license fee payable by $10,000 and to increase license fee by $10,000.

The Company’s financial statements dated June 30, 2008 also contained an error in the recognition of a license fee payable and license fee asset, which was corrected in the Company’s quarterly report on Form 10-Q filed with the Commission on November 19, 2008. The effect of the correction was to increase license fee payable by $10,000 and to increase license fee by $10,000. Additionally, the Company failed to recognize an issuance of common stock for services, which was also corrected in the Company’s quarterly report on Form 10-Q filed with the Commission on November 19, 2008. The effect of this correction was to increase consulting expense by $61,000, increase common stock by $100, increase additional paid in capital by $60,900, and increase the net loss and accumulated deficit by $61,000.

Finally, the Company’s financial statements dated December 31, 2007, contained an error in the recognition of a license fee payable and license fee asset, which error was also corrected in the Company’s quarterly report on Form 10-Q filed with the Commission on November 19, 2008. The effect of this correction was to increase license fee payable by $80,000 and to increase license fee by $80,000. There was no change to net loss, or stockholders equity as a result of this correction.

Owing to the above mentioned corrections, the Company will restate the audited financial statements as of and for the year ended December 31, 2007 by filing amendments to the Form 10-KSB for the year ended December 31, 2007 and to the Forms 10-Q for the periods ended March 31, 2008 and June 30, 2008 as soon as practicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 26, 2008	MIP SOLUTIONS, INC.

	By:	/s/
Glen Southard, Interim President